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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: MAY 10, 2005
                 (Date of earliest event reported: May 8, 2005)


                                  CINERGY CORP.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                 1-11377                 31-1385023
(State or Other Jurisdiction     (Commission             (IRS Employer
      of Incorporation)          File Number)         Identification No.)


                 139 EAST FOURTH STREET, CINCINNATI, OHIO 45202 (Address of Principal Executive Offices, including Zip code)

                                 (513) 421-9500 (Registrant's telephone number,
              including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))



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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     MERGER AGREEMENT

     On May 8, 2005, Duke Energy Corporation, a North Carolina corporation ("Duke"), Cinergy Corp., a Delaware corporation ("Cinergy"), Deer Holding Corp., a Delaware corporation ("Holdco"), Deer Acquisition Corp., a North Carolina corporation ("Merger Sub A"), and Cougar Acquisition Corp., a Delaware corporation ("Merger Sub B"), entered into an Agreement and Plan of Merger (together with the exhibits thereto, the "Merger Agreement"). Each of Holdco, Merger Sub A and Merger Sub B are newly-formed, wholly-owned direct or indirect subsidiaries of Duke, and Merger Sub A and Merger Sub B are direct wholly-owned subsidiaries of Holdco.

     On May 9, 2005, Duke and Cinergy issued a joint press release announcing the execution of the Merger Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The Merger Agreement provides that Merger Sub A will merge with and into Duke (the "Duke Merger") and each share of Duke common stock will be cancelled and converted into the right to receive one share of Holdco common stock. In the Duke Merger, Duke will be the surviving corporation and continue as a wholly-owned subsidiary of Holdco and the former shareholders of Duke will be shareholders of Holdco. As a result of the Duke Merger, Duke will shift into a holding company structure wherein Duke will become a wholly-owned direct subsidiary Holdco.

     Following the Duke Merger, Duke (as a subsidiary of Holdco) may convert to a limited liability company (the "Duke Conversion") and be renamed "Deer Power LLC." If the Duke Conversion occurs, Duke Power LLC will be a limited liability company whose membership or other equity interests will be held by Holdco. Following the Duke Conversion, Duke Power LLC will initiate one or more restructuring transactions as described in the Merger Agreement, including the distribution of certain subsidiaries of Duke Power LLC to Holdco.

     Following the latest of the consummation of the Duke Merger and any of the restructuring transactions, Merger Sub B will merge with and into Cinergy (the "Cinergy Merger" and, together with the Duke Merger, the "Mergers") and each share of Cinergy common stock will be cancelled and converted into the right to receive 1.56 shares of Holdco common stock. In the Cinergy Merger, Cinergy will be the surviving corporation and will continue as a wholly-owned subsidiary of Holdco and the former shareholders of Cinergy will be shareholders of Holdco.

     All outstanding options at the effective time of the Mergers, whether vested or unvested, will be converted into options to acquire shares of Holdco common stock. Each outstanding option to acquire one share of Duke common stock will be converted into an option to acquire one share of Holdco common stock at the same exercise price. Each outstanding option to acquire one share of Cinergy common stock will be converted into an option to acquire 1.56 shares of Holdco common stock at an equitably adjusted exercise price. The options to acquire


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Holdco common stock will be issued subject to the same terms and conditions as were applicable under the Duke or Cinergy option plan pursuant to which each option was initially issued.

     In connection with the signing of the Merger Agreement, Duke announced that it would suspend the voluntary portion of its share repurchase program pending further assessment.

     The Merger Agreement provides that following the effective time of the Mergers, Holdco will have a fifteen member board of directors, which will include ten directors named by Duke and five directors named by Cinergy. Paul M. Anderson, Chairman and Chief Executive Officer of Duke, will be the Chairman of the Board of Directors of Holdco, with certain additional responsibilities for analyzing potential strategic alternatives regarding the separation of the gas and electric businesses. James E. Rogers, Chairman, President and Chief Executive Officer of Cinergy, will be the President and Chief Executive Officer of Holdco.

     Duke and Cinergy have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct their businesses in the ordinary course between the execution of the Merger Agreement and the consummation of the Mergers and covenants not to engage in certain kinds of transactions during that period. During such period, Cinergy will not increase its regular quarterly cash dividend without the prior written consent of Duke and Duke may increase its regularly quarterly cash dividend up to $0.31 per share without the prior written consent of Cinergy. In addition, Duke and Cinergy have made certain additional customary covenants, including, among others, covenants, subject to certain exceptions, (A) to cause a stockholder meeting to be held to consider approval of the Mergers and the other transactions contemplated by the Merger Agreement, (B) not to solicit proposals relating to alternative business combination transactions, and (C) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions.

     Consummation of the Mergers is subject to customary conditions, including, among others, (i) approval of the stockholders of each of Duke and Cinergy, (ii) absence of any material adverse effect, (iii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iv) absence of any order or injunction prohibiting the consummation of the Mergers, (v) the registration statement of Holdco filed on Form S-4 shall have become effective, (vi) shares of Holdco common stock shall have been approved for listing on the New York Stock Exchange, (vii) subject to certain exceptions, the accuracy of representations and warranties with respect to Duke's and Cinergy's business, as applicable, (viii) receipt of customary tax opinions, and (ix) receipt of all required statutory approvals from, among others, the Federal Energy Regulatory Commission, the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, the Nuclear Regulatory Commission, the Federal Communications Commission, and state public service and utility commissions.

     The Merger Agreement contains certain termination rights for both Duke and Cinergy, and further provides that, upon termination of the Merger Agreement under specified circumstances, a party would be required to pay the other party's fees and expenses in an amount not to exceed $35 million or a termination fee of $300 million in the case of a fee payable by Cinergy to Duke or a termination fee of $500 million in the case of a fee payable by Duke to


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Cinergy. The termination fee is payable by Cinergy under specified circumstances, including (i) if Cinergy enters into a definitive agreement with respect to certain business combinations (other than the Merger Agreement), or
(ii) if Duke terminates the Merger Agreement following a withdrawal by Cinergy's Board of Directors of its recommendation of the Merger Agreement and the Mergers under certain circumstances. The termination fee is payable by Duke under specified circumstances, including (i) if Duke enters into a definitive agreement with respect to certain business combinations (other than the Merger Agreement), or (ii) if Cinergy terminates the Merger Agreement following a withdrawal by Duke's Board of Directors of its recommendation of the Merger Agreement and the Mergers under certain circumstances.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

     EMPLOYMENT ARRANGEMENTS AND AGREEMENT

     At the effective time of the Mergers, Paul M. Anderson shall be Chairman of the Board of Directors of Holdco. In addition to the duties of the Chairman of the Board of Directors of Holdco set forth in the Holdco By-laws, Mr. Anderson shall have management responsibilities for analyzing potential strategic alternatives regarding the separation of Duke's gas and electric businesses.

     At the effective time of the Mergers, James E. Rogers shall become President and Chief Executive Officer of Holdco. Duke, Cinergy, Holdco and Mr. Rogers have executed a term sheet (the "ROGERS EMPLOYMENT AGREEMENT TERM SHEET") pursuant to which the parties agree to amend the existing employment agreement for Mr. Rogers in certain respects to reflect the Merger Agreement and the transactions contemplated thereby (as so amended, the "ROGERS EMPLOYMENT AGREEMENT"). The Rogers Employment Agreement will be assumed by Holdco effective upon the completion of the Mergers. The Rogers Employment Agreement provides for a three-year term of employment commencing upon completion of the Mergers, which shall renew automatically for subsequent one-year periods thereafter if neither Mr. Rogers nor Holdco gives notice prior to or as of a specified date.

     The Rogers Employment Agreement provides that the parties will negotiate in good faith to restructure the current compensation arrangements for Mr. Rogers to provide that he shall be paid substantially in the form of equity compensation by which the current Duke Chief Executive Officer is presently compensated, in any event on terms no less favorable than Mr. Rogers' existing compensation arrangements.

     If Mr. Rogers' employment is involuntarily terminated without cause, or Mr. Rogers terminates with "good reason" on or prior to the second anniversary of the completion of the Mergers, or within two years following a change in control of Holdco, then he will receive an amount no less than the economic value to which he would otherwise be entitled under his existing employment agreement had he terminated employment under such circumstances immediately following the completion of the Mergers. If such termination of employment occurs at any time following the second anniversary of the completion of the Mergers (other than


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within two years following a change in control of Holdco), then he will receive an amount no less than the economic value to which he would otherwise be entitled under his existing employment agreement had he terminated employment immediately prior to the occurrence of a change in control of Cinergy (and, in either case, such economic value shall be determined without regard to the form of his then-restructured compensation arrangements). The required relocation of Mr. Rogers to Charlotte, North Carolina will not constitute a "good reason" trigger under the Rogers Employment Agreement.

     Effective upon the completion of the Merger, Cinergy will waive the limitation on Mr. Rogers' ability to sell, while still employed, certain shares of stock of Cinergy acquired upon the exercise of Cinergy stock options, provided that Mr. Rogers will be subject to any future Duke/Holdco stock ownership guidelines.

     A copy of the Rogers Employment Agreement Term Sheet is filed hereto as
Exhibit 10.1 and is incorporated herein by reference.

     In connection with the signing of the Merger Agreement, Cinergy entered into amendments to the employment agreements of certain of its named executive officers (each an "AMENDMENT TO EMPLOYMENT AGREEMENT"), including each of Messrs. Cyrus, Manly, and Turner pursuant to which each of the executives has agreed to waive his right to resign for good reason and collect severance benefits solely as a result of being required to relocate to Charlotte, North Carolina or, for some executives, Houston, Texas in connection with the Mergers. In addition, the good reason definitions were amended to eliminate the executives' right to resign for good reason and collect severance due to changes to the executives' title and to add a right to resign for good reason and collect severance pay in the event that Mr. Rogers fails to continue to serve as Chief Executive Officer of Holdco (other than as a result of his death, disability, termination for cause or his voluntary resignation without good reason).

     A form of the Amendment to Employment Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference.


                                     * * *

                           FORWARD-LOOKING STATEMENTS

     This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed mergers and Restructuring Transactions, integration plans and expected synergies, anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of Duke and Cinergy. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) the companies may be unable to obtain shareholder approvals required for the transaction; (2) the companies may be unable to obtain


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regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the transaction may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies' expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (10) the companies may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Duke and Cinergy are set forth in their respective Form 10-K reports for the year ended December 31, 2004 and other filings with the Securities and Exchange Commission ("SEC"), which are available at www.duke-energy.com/investors and www.cinergy.com/investors, respectively. Duke and Cinergy undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                  ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with the proposed transaction, a registration statement of Deer Holding Corp., which will include a joint proxy statement of Duke and Cinergy, and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DUKE, CINERGY, DEER HOLDING CORP., AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement (when available) as well as other filed documents containing information about Duke and Cinergy at http://www.sec.gov, the SEC's website. Free copies of Duke's SEC filings are also available on Duke's website at www.duke-energy.com/investors, and free copies of Cinergy's SEC filings are also available on Cinergy's website at www.cinergy.com/investors.

                        PARTICIPANTS IN THE SOLICITATION

     Duke, Cinergy and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Duke's or Cinergy's stockholders with respect to the proposed transaction. Information regarding the officers and directors of Duke is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on March 31, 2005. Information regarding the officers and directors of Cinergy is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on March 28, 2005. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in


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connection with the proposed transaction.

ITEM 8.01.        OTHER EVENTS

On May 9, 2005, Cinergy issued a press release announcing its merger with Duke. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

       2.1 Agreement and Plan of Merger, dated May 8, 2005, by and among Duke Energy Corporation, Cinergy Corp., Deer Holding Corp., Deer Acquisition Corp., and Cougar Acquisition Corp.

       10.1 Employment Agreement Term Sheet, James E. Rogers, dated May 8, 2005, by Duke Energy Corporation, Cinergy Corp., Deer Holding Corp., and James E. Rogers

       10.2   Form of Amendment to Employment Agreement

       99.1 Joint Press Release, dated May 9, 2005, issued by Duke Energy Corporation and Cinergy Corp.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Cinergy Corp.


Date: May 10, 2005                                    By: /s/ Marc E. Manly
                                                          ----------------------
                                                      Name:  Marc E. Manly
                                                      Title: Executive Vice
                                                             President and Chief
                                                                   Legal Officer


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                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION
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2.1          Agreement and Plan of Merger, dated May 8, 2005, by and among Duke
             Energy Corporation, Cinergy Corp., Deer Holding Corporation, Deer Acquisition Corp., and Cougar Acquisition Corp.

10.1 Employment Agreement Term Sheet, James E. Rogers, dated May 8, 2005, by Duke Energy Corporation, Cinergy Corp., Deer Holding Corp., and James E. Rogers

10.2         Form of Amendment to Employment Agreement

99.1 Joint Press Release, dated May 9, 2005, issued by Duke Energy Corporation and Cinergy Corp.


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